UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Main Street Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Entry into Definitive Sale Agreement for Arcade.

On July 25, 2014, Visant Corporation (the “Company”) announced that it had entered into a definitive Omnibus Transaction Agreement (the “OTA”) with OCM Luxembourg Ileos Holdings S.á.r.l (“Ileos”) and Tripolis Holdings S.á.r.l (“Luxco”) to combine their respective wholly owned subsidiaries, Arcade Marketing and Bioplan, resulting in the formation of a new strategic venture under Luxco. Ileos will receive a 75% controlling interest in Luxco, and the stockholders of Visant Holding Corp. will directly or indirectly receive a 25% minority interest in consideration of the contribution of Arcade. In addition, the Company expects to receive cash proceeds of approximately $325,000,000, which the Company intends to use for repayment of its outstanding indebtedness. The closing of the proposed transaction (the “Arcade Transaction”) is subject to customary closing conditions and regulatory review and is expected to close by the beginning of the fourth quarter of 2014. The Company had previously announced entering into a memorandum of understanding with Ileos in anticipation of finalizing the OTA.

Refinancing.

Separately, the Company announced that, in connection with its expected delevering as a result of the proposed Arcade Transaction and in order to extend the current maturities of its senior secured credit facilities, it is launching a process to refinance its senior secured facilities, including its existing senior term loan and revolving credit facilities. The Company will be seeking commitments over the next several weeks and is seeking to complete the refinancing in conjunction with the closing of the Arcade Transaction. The proposed refinancing is subject to a number of factors, including the receipt of satisfactory pricing terms and market conditions.

The Company expects to release second quarter 2014 earnings on Monday, July 28, 2014 and hold its quarterly earnings call on Wednesday, July 30, 2014 at 10 a.m. (ET).

Use of Forward-Looking Statements

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report contains “forward-looking statements”, including, without limitation, statements concerning expectations regarding the proposed transactions. Forward-looking statements are not historical facts, but rather predictions and generally can be identified by use of statements that include such words as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “believe”, “evaluate” and other similar expressions that are intended to identify forward-looking statements and information. These forward-looking statements are based on estimates and assumptions by management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. Actual results may differ materially from current expectations depending upon a number of factors affecting the businesses and risks associated with the successful execution of the proposed transactions. These factors include, without limitation, successful completion of the proposed transactions in the time period anticipated or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, and the ability to implement refinancing plans in the time period anticipated or at all and on favorable terms, and those identified under “Risk Factors” in Visant’s Annual Report on Form 10-K for the year ended December 28, 2013, in addition to those discussed in Visant’s quarterly reports on Form 10-Q.

We caution you not to place undue reliance on these forward-looking statements, and any such forward-looking statements are qualified in their entirety by reference to the cautionary statements. All forward-looking statements speak only as of the date they are made, are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements in light of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: July 25, 2014	/S/ MARIE D. HLAVATY
Marie D. Hlavaty
Senior Vice President, Chief Legal Officer